Advancing T Cell Engager Immunotherapies DECEMBER 13, 2021 Exhibit 99.3

This presentation and accompanying oral commentary contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “expect,” “plan,” “anticipate,” “target,” “estimate” and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) are intended to identify forward-looking statements. These forward looking statements are based on Harpoon Therapeutics’ expectations and assumptions as of the date of this presentation. Each of these forward-looking statements involves risks and uncertainties that could cause Harpoon Therapeutics’ clinical development programs, future results or performance to differ significantly from those expressed or implied by the forward-looking statements. Forward-looking statements contained in this presentation and accompanying oral commentary include, but are not limited to, statements about the progress, timing, scope, design and anticipated results of clinical trials, the timing of the presentation of data, the association of data with potential treatment outcomes, the development and advancement of platforms and product candidates, and the timing of development milestones for platforms and product candidates and future business, strategy and financial performance. Many factors may cause differences between current expectations and actual results, including unexpected safety or efficacy data observed during clinical studies, clinical trial site activation or enrollment rates that are lower than expected, unanticipated or greater than anticipated impacts or delays due to COVID-19, changes in expected or existing competition, changes in the regulatory environment, the uncertainties and timing of the regulatory approval process, the risk that initial or interim results from a clinical trial may not be predictive of the final results of the trial or the results of future trials, the risk that trials may be delayed and may not have satisfactory outcomes, and unexpected litigation or other disputes that impede clinical trial progress. Other factors that may cause Harpoon Therapeutics’ actual results to differ from those expressed or implied in the forward-looking statements in this presentation and accompanying oral commentary are discussed in Harpoon Therapeutics’ filings with the U.S. Securities and Exchange Commission, including the “Risk Factors” sections contained therein. Except as required by law, Harpoon Therapeutics assumes no obligation to update any forward-looking statements contained herein to reflect any change in expectations, even as new information becomes available.   Certain information contained in this presentation and statements made orally during this presentation relate to or are based on studies, publications, surveys and other data obtained from third-party sources and Harpoon’s own internal estimates and research. While Harpoon believe these third-party studies, publications, surveys and other data to be reliable as of the date of this presentation, it has not independently verified, and make no representations as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, no independent source has evaluated the reasonableness or accuracy of Harpoon’s internal estimates or research and no reliance should be made on any information or statements made in this presentation relating to or based on such internal estimates and research. Forward Looking Statements

Presentation Agenda for Today Corporate Overview – Julie Eastland, President and CEO Clinical Pipeline Update – Natalie Sacks, M.D., CMO HPN217 (BCMA) HPN328 (DLL3) HPN536 (Mesothelin) ProTriTAC Scientific Update – Holger Wesche, Ph.D., CSO Program Status Summary and Conclusions – Julie Eastland

Corporate Overview

Clinical-Stage Immuno-Oncology Company Advancing a Novel Portfolio of T Cell Engagers

HARPOON
Therapeutics

Redirecting T Cells to Become Cancer Killers

Broad Pipeline in Immuno-Oncology

- 4 clinical-stage TriTACs across 7+ indications
  - *Programs directed against clinically validated targets*
  - *Platform properties clinically validated*
  - *Evidence of clinical benefit*
- Advancing lead ProTriTAC™ candidate targeting EpCAM (IND-enabling)

Novel T Cell Engaging Platforms

- 3 technologies allowing for "off-the-shelf" T cell therapies
- Each designed with a distinct approach and profile
  - ***TriTAC®*** *(**Tri**-specific **T** cell **a**ctivating **c**onstruct)*
  - ***ProTriTAC*** *(Prodrug activation in tumor micro-environment)*
  - ***TriTAC-XR*** *(Extended-release with slow activation in circulation)*

Strong Capabilities

- Deep expertise in oncology, T cell engagement, and protein engineering
- Well-positioned financially
  - ***$154.2M*** *in cash & equivalents[1]*
- Strong patent protection across platforms and programs

(1) As of 09/30/21

HARPOON Therapeutics
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Broad Pipeline of Immuno-Oncology Programs

Four Clinical Stage TriTAC Programs, Three Distinct TCE Platforms

Program	Indications	Stage of Development			
		Preclinical	Phase 1	Phase 2	Phase 3
HPN328 (DLL3)	Small Cell Lung Cancer & Other Tumors				
HPN217[1] (BCMA)	Multiple Myeloma				
HPN424 (PSMA)	Prostate Cancer				
HPN536 (MSLN)	Ovarian, Pancreatic & Other Solid Tumors				
HPN601 (EpCAM)	Multiple Solid Tumors				
Discovery					
TriTAC	Oncology				
ProTriTAC	Oncology				
TriTAC-XR	Oncology/ Non-Oncology				

TriTAC ProTriTAC TriTAC-XR

HARPOON Therapeutics

(1) AbbVie retains option to worldwide exclusive rights

6

HPN217: TriTAC Targeting BCMA

HPN217-3001 Phase 1/2 Trial Design
Relapsed/Refractory Multiple Myeloma



Part 1 – Dose Escalation
Dose Escalation: Single patient
≥ Gr 2 adverse event
Fixed Dose Escalation: 3 + 3
(3 – 6 pts per dose level)
Step Dose Escalation: 3 + 3
(3 – 6 pts per dose level)
MTD or RP2D
Part 2 – Dose Expansion
Patients treated at MTD or RP2D

- **Target Population is R/R MM**
  - Disease progressing at time of study entry
  - At least 3 prior therapies, including proteasome inhibitor, immunomodulatory drug (IMiD), and an anti-CD38 antibody
  - Prior exposure to BCMA-targeting agents permitted in escalation phase
- **Dosing & Administration**
  - Administered weekly by 1-hour IV infusion
- **Current status as of Nov 10, 2021 data cutoff date**
  - 37 patients enrolled
  - Dose cohorts range from 5-3240 µg/week

**International Myeloma Working Group Uniform Response Criteria For Multiple Myeloma and Minimal Residual Disease Assessment in Multiple Myeloma*

HARPOON Therapeutics

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HPN217 Rapid Escalation and Implementation of Step Dosing To Obtain Higher Exposures Dose Level (µg/week) N 5 1 15 1 30 2 90 1 270 2 810 4 1620 6 2150 11 2860 6 1620 (priming)→3240 (target) 3 Total 37 Dose Escalation Steps Highest target doses evaluated to-date: Fixed dose: 2860 µg Step dose: 1620 µg (priming) à 3240 µg (target) Data as of November 10, 2021

HPN217 Patient Baseline Characteristics: Heavily Pretreated R/R Multiple Myeloma Population

Baseline Characteristics and Demographics

Baseline Characteristics	Total N = 37
Age (yr), Median (range)	71 (38 – 78)
Duration of Disease (yr), Median (range)	8 (1 – 20)
Prior Transplantation, N (%)	28 (76%)
Prior Systemic Therapies, Median (range)	7 (2 – 16)
Best Response To Most Recent Regimen PRIOR to Trial Enrollment	**N (%)**
Complete Response	1 (3%)
Very Good Partial Response	4 (11%)
Partial Response	5 (14%)
Minimal Response	1 (3%)
Stable Disease	10 (27%)
Progressive Disease	12 (32%)
Missing	4 (11%)

Prior Systemic Therapies

Therapeutic Class and Agents		Total N = 37, N (%)
Proteasome Inhibitor	Bortezomib	34 (92%)
	Carfilzomib	30 (81%)
	Ixazomib	10 (27%)
Anti-CD38	Daratumumab	33 (89%)
	Isatuximab	3 (8%)
IMiD	Lenalidomide	34 (92%)
	Pomalidomide	31 (84%)
	Thalidomide	11 (30%)
BCMA-Targeted Therapy	Belantamab Mafodotin	6 (16%)
	SEA-BCMA	2 (5%)
	Bispecific TCE	1 (3%)
	CAR T-Cell Therapy	1 (3%)

- **Prior to trial enrollment, 32% of patients had progressive disease as best response to most recent regimen**
- **24% of patients received at least 1 prior BCMA-targeted therapy**

HARPOON Therapeutics

Data as of November 10, 2021

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Reported Adverse Events HPN217 Has Manageable Safety Profile  Event Grade 1 or Grade 2 ≥ Grade 3 All Grades (N=37) Hematological Adverse Events* Anemia 3 (8%) 14 (38%) 17 (46%) Non-Hematological Adverse Events* Fatigue 11 (30%) 1 (3%) 12 (32%) Aspartate Aminotransferase Increase 2 (5%) 5 (14%) 7 (19%) Cough 7 (19%) 0 (0%) 7 (19%) Alanine Aminotransferase Increase 3 (8%) 3 (8%) 6 (16%) Epistaxis 6 (16%) 0 (0%) 6 (16%) Headache 6 (16%) 0 (0%) 6 (16%) Arthralgia 5 (14%) 1 (3%) 6 (16%) Nausea 6 (16%) 0 (0%) 6 (16%) Diarrhea 6 (16%) 0 (0%) 6 (16%) Dyspnea 5 (14%) 1 (3%) 6 (16%) Common Adverse Events Per Common Terminology Criteria for Adverse Events (CTCAE) Version 5.0 Grading, >15% frequency *Common AEs per CTCAE V5.0 grading Most common (>20%) AEs include anemia, fatigue, and cytokine release syndrome (CRS) One dose limiting toxicity (DLT) reported Grade 4 AST, resolved 22% of patients had at least 1 event of transaminitis; majority of events were observed at first dose, all were transient, with no clinical sequalae MTD not reached Data as of November 10, 2021

HPN217 Adverse Events: Focus on CRS No Grade 3 CRS Events Reported to Date Event 5/15/30/90/270 µg/wk (N=7) 810 µg/wk (N=4) 1620 µg/wk (N=6) 2150 µg/wk (N=11) 2860 µg/wk (N=6) 1620→3240 µg/wk (N=3) Total (N=37) CRS (Grade 1 or Grade 2) 0 (0%) 0 (0%) 1 (17%) 6 (55%) 2 (33%) 0 (0%) 9 (24%) CRS Grade 1* 0 (0%) 0 (0%) 1 (17%) 4 (36%) 1 (17%) 0 (0%) 6 (16%) CRS Grade 2* 0 (0%) 0 (0%) 0 (0%) 2 (18%) 1 (17%) 0 (0%) 3 (8%) IRR 0 (0%) 1 (25%) 0 (0%) 1 (9%) 0 (0%) 0 (0%) 2 (5%) Pyrexia 0 (0%) 1 (25%) 1 (17%) 6 (55%) 2 (33%) 0 (0%) 10 (27%) Hypotension 0 (0%) 0 (0%) 0 (0%) 4 (36%) 1 (17%) 0 (0%) 5 (14%) Cytokine Release Syndrome and Infusion Related Reactions CRS Grade 1/2 : 9 patients (24%) No Grade 3 CRS reported One patient in 2860 µg/week cohort received tocilizumab due to Grade 2 CRS on first dose No ASTCT-defined ICANS reported *Grading per ASTCT 2019 criteria Data as of November 10, 2021

HPN217 on Treatment Activity Emerging in Higher Dose Cohorts Time on Treatment for All Patients Treated Data as of November 10, 2021 IMWG assessments obtained every six weeks 5 15 30 90 270 810 1620 2150 2860 3240

HPN217 IMWG Responses Threshold Effect: Responses obtained at higher doses Data as of November 10, 2021 ORR* (PR and better) DCR** (SD and better) Median Time on Treatment (wks) 5 – 810 µg/week 0/11 (0%) 4/11 (36%) 7 (3-25) 1620 µg/week 0/6 (0%) 3/6 (50%) 8 (2-17) 2150 µg/week 5/8 (63%) 7/8 (88%) 12 (1-31+) 2860 µg/week 2/5 (40%) 3/5 (60%) 4 (1-7+) * ORR = overall response rate ** DCR = disease control rate +=median will change with additional follow-up Overall Response and Disease Control Rates Disease-evaluable patients shown: Responses are measured by International Myeloma Working Group Uniform Response Criteria For Multiple Myeloma and Minimal Residual Disease Assessment in Multiple Myeloma  *includes confirmed and unconfirmed responses Figure 4. Overall Response Rate Overall Response Rate* In 8 disease-evaluable patients enrolled at 2150 µg/wk: one stringent CR one VGPR three PRs observed, including patient with prior BCMA-targeting therapy exposure 2 patients with stringent CR are MRD negative as assessed by next generation flow cytometry All responders remain on study treatment

Pharmacokinetics Support Less Frequent Dosing

Signs of HPN217 Accumulation After Multiple Doses

- **Linear PK profile: dose-proportional increase in Cmax and AUC, dose-independent clearance and volume of distribution**
- **Median half-life (T1/2) is 74 hours**
- **Evidence of HPN217 accumulation**:
  - First dose vs sixth dose
  - ~1.5 – 2-fold increase in Cmax and AUC
  - ~2.0 – 3-fold increase in Clast



Cycle 1 Day 1
HPN217 Concentration (ng/mL)
1000
100
10
1
0.1
0
24
48
72
96
120
144
168
Hours (post dose)
5 (n=1)
15 (n=1)
30 (n=2)
90 (n=1)
270 (n=2)
810 (n=4)
1620 (n=6)
2150 (n=7)



Clast
HPN217 C1D1 Clast (ng/mL)
0
100
200
300
400
C1D1
C2D15
Visit
5 ug/week
30 ug/week
90 ug/week
270 ug/week
810 ug/week
1620 ug/week
2150 ug/week

Data as of November 10, 2021

HARPOON Therapeutics

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Summary HPN217 Manageable Safety Profile and Active at Doses > 2150 µg/week HPN217 is generally well tolerated Transient low-grade CRS in 24% of patients, no Grade 3 reported to date MTD has not been reached one DLT of Grade 4 AST, resolved HPN217 is active 7 of 8 disease evaluable patients in the 2150 µg/week cohort demonstrated clinical benefit 63% ORR and 88% DCR observed in the 2150 µg/week cohort Responders include 1 patient with prior orvacabtagene autoleucel (JCARH125) treatment Next steps Continue dose escalation with step dosing to define the RP2D Explore less frequent dosing schedule, in parallel Define target population for expansion phase Data as of November 10, 2021

HPN328: TriTAC Targeting DLL3

HPN328 Phase 1/2 Trial Design

An Open-Label, Multi-Center, Dose Escalation / Expansion, Safety & PK Study



Part 1 – Dose Escalation
Dose Escalation: Single patient fixed dosing
≥ Gr 2 AE related or suspected related to HPN328
Dose Escalation: 3 + 3
(3 – 6 pts per cohort)
Step dosing implemented at this point
MTD or RP2D
Part 2 – Dose Expansion
Up to 27 patients with relapsed SCLC at the recommended phase 2 dose Simon 2-Stage design

- **Target population**
  - Small cell lung cancer relapsed after platinum chemotherapy
  - Other malignancies with high grade neuroendocrine features R/R to standard of care (SOC) or no SOC available
- **Trial objectives**
  - Assess safety and tolerability at increasing dose levels
  - PK and pharmacodynamic data
  - Evaluate preliminary anti-tumor activity
- **Dosing and administration**
  - Weekly IV infusion starting at 15µg
- **Status**
  - 15 patients enrolled
  - Dose escalation on-going

HARPOON Therapeutics

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HPN328: Dose Cohorts 480-Fold Escalation Accomplished Data as of December 2, 2021 Dose Level (µg/week) n 15 1 45 1 135 1 405 3 1215 4 3600 1 3600 (priming)→7200 (target) 4 Total 15

HPN328 Baseline Demographics 93% of Patients Had Prior Anti-PD-1/PD-L1 Treatment *Other NET: Colorectal, Retroperitoneal, Pancreatic, Thymic Data as of December 2, 2021 Baseline Characteristics Total N = 15 Age (yr), Median (range) 61 (43 – 73) ECOG performance status 0-1, n (%) 15 (100) Brain / Liver metastases, n (%) 3 (20) / 8 (53.3) Disease n (%) Small Cell Lung Cancer 9 (60) Neuroendocrine Prostate Cancer 2 (13.3) Other Neuroendocrine Tumor* 4 (26.6) Prior Lines of Therapy n (%) 1 6 (40) 2 3 (20) ≥3 6 (40) Median (range) 2 (1-5) Prior anti-PD-1/PD-L1 treatment 14 (93.3)

No dose-limiting toxicities observed Maximum tolerated dose not reached CRS events: 5 of 15 patients experienced CRS (G1-2) All CRS events were managed with standard medications and resolved within hours When CRS occurred, it typically followed the first dose and did not recur on subsequent dosing Transaminitis: 3 of 15 patients experienced transaminitis (G1-2); transient and asymptomatic When transaminitis occurred, it typically followed the first dose, resolved to baseline within 2-3 days and did not recur on subsequent dosing No patients discontinued due to adverse events HPN328: Safety and Tolerability No Grade 3 CRS Observed to Date Data as of December 2, 2021

HPN328 Time on Treatment 3600 3600 3600 uPR -38% TL chg (week 9) Confirmed PR -53% TL chg (week 9) -21% TL chg (Week 9) -27% TL chg (Week 9) Dose Increase SCLC Prior PD1/L1 inhibitor Ongoing NEPC NET Other * % Target Lesion Reduction from Baseline -X% Objective Response (RECIST v1.1) CR, PR Dose (μg/week) / (# of Prior Txs) NET other: Retroperitoneal, Colorectal, Pancreatic, Thymus Data as of December 2, 2021

HPN328 SCLC patients Anti-tumor Activity at Higher Doses, Including Confirmed PR At doses of ≥1215μg/wk: 3/4 SCLC patients had target lesion (TL) reductions Dose (μg/week) * * * * * On study treatment aRECIST 1.1 Criteria: -Partial Response: 30% or greater TL reduction -Progressive Disease: 20% increase -30%a 20%a Data as of December 2, 2021

61-year-old female Diagnosed in January 2021 with extensive SCLC Location of metastases: TLs: lung, liver x2, lymph nodes x2 Non-TLs: lung x2, liver Prior systemic treatment: carboplatin etoposide+atezolizumab Time on most recent prior systemic treatment: 20.1 weeks Upon study entry, stable disease as best response to most recent prior systemic treatment Data as of December 2, 2021 HPN328 Patient Case One: SCLC 53% Reduction in Sum of Target Lesion Diameters at Week 10 Confirmed PR Patient History Results Initiated HPN328 at 1215μg/week Increased dose of HPN328 to 3600μg/week starting C3D15 (Week 8) Confirmed PR at week 10 Remains on HPN328 treatment beyond 17 weeks

Pre-Treatment Week 6 Post-Treatment Week 10 Post-Treatment 38% reduction at wk 6 53% reduction at wk 10 HPN328 Patient Case One: SCLC 53% Reduction in Sum of Target Lesion Diameters at Week 10 Confirmed PR Lymph Node Lung Liver Data as of December 2, 2021

HPN328 Patient Case Two: SCLC
27% Reduction in Sum of Target Lesion Diameters at Week 9

Patient History

- 67-year-old male
- Diagnosed in April 2020 with extensive SCLC
- Location of metastases
  - TLs: liver x2, lymph nodes x2
  - Non-TLs: liver, lymph nodes x2, spleen, bone, brain
- Prior systemic treatment
  - Carboplatin + etoposide + toripalimab (anti-PD1) (4 cycles – clinical trial)
  - Cisplatin + etoposide (2 cycles)
  - Lurbinectedin
- Time on most recent prior systemic treatment
  - 10.9 weeks
- Upon study entry, partial response as best response to most recent prior systemic treatment

Results

- **HPN328 3600 → 7200 µg/week**
- **Week 9: 27% reduction in sum of target lesion diameters**
  - Responses seen primarily in lymph nodes
  - Liver metastases stable
- **Reports symptoms improved**
- **Remains on HPN328 treatment beyond 10 weeks**



Change in Target Lesion Diameters
Diameter (mm)
20
15
10
5
0
Baseline
Week 9
TL1 - Liver
TL2 - Liver
TL3 - LN
TL4 - LN



Baseline
Week 9

Response in peri-portal lymph node

HARPOON Therapeutics

Data as of December 2, 2021

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HPN328 Summary and Next Steps HPN328 is well-tolerated No Grade 3 CRS to date Grade 1-2 CRS in 33% of patients No DLTs MTD not yet identified HPN328 activity signal at doses ≥1215 μg/week: Small Cell Lung Cancer 3 out of 4 patients with target lesion shrinkage, including 1 confirmed RECIST partial response Deepening of responses observed over time Responders ongoing Next steps Continue step dose escalation Selection of dose and target population for first expansion cohort Data as of December 2, 2021

HPN536 Phase 1/2a Trial Design and Status

Mesothelin-Targeting TriTAC

Enrolling Late-stage Ovarian, Pancreatic and Mesothelioma Cancer Patients





Part 1 – Dose Escalation
Dose Escalation: single patient
≥ Gr 2 study drug related toxicity
Fixed Dose Escalation: 3 + 3
(3 – 6 pts per dose level)
Step Dosing
Dose Escalation: 3 + 3
(3 – 6 pts per dose level)
MTD or recommended Phase 2 dose
Part 2 – Dose Expansion
3 cohorts (Ovarian, Pancreatic and Mesothelioma)
~20 patients per cohort
(Simon 2-Stage design)

Status

- HPN536 escalation study ongoing in multiple indications
  - 83 patients enrolled
  - Target doses up to 3600 ng/kg achieved
  - Now enrolling cohort to evaluate target dose of 7200 ng/kg
- HPN536 well-tolerated, profile may permit significant escalation
  - No new DLTs beyond 2 previously reported
  - MTD not reached
- Next steps
  - Rapid escalation to identify RP2D with step-dose now deployed
  - Selection of target population(s) for expansion phase

HARPOON Therapeutics

Data as of December 2, 2021

28

Clinical Summary Compelling initial clinical activity for HPN328 (DLL3) and HPN217 (BCMA) targeting programs observed in escalation phase Learnings from earlier programs have enabled rapid dose escalation and effective CRS management Encouraging profile of tolerability and activity seen at higher doses Escalation ongoing to obtain higher exposures and identify RP2D Exploring expedited paths forward in robust patient populations These data validate the TriTAC platform in both solid tumors and hematologic malignancies

T Cell Engager Platforms

T cell Engager Platforms Are Optimized to Address Target-Specific Safety Concerns

TriTAC

CONSTITUTIVELY ACTIVE
Minimize off-target toxicities (CRS)

Active



αTarget
αALB
αCD3

- **Four, active clinical-stage programs**
- Least complex platform
- Solid tumors and heme malignancies with limited on-target tox concerns

ProTriTAC

SPATIAL CONTROL
Minimize on-target tissue tox



Prodrug
Long-lived
Activation in tumor micro-environment
Active
Short-lived
αALB
protease linker
masking moiety
αCD3
αTarget

- **Lead program in IND-enabling studies**
- Minimize systemic exposure by acting locally at disease site
- Primarily solid tumors

TriTAC-XR

TEMPORAL CONTROL
Minimize on-target CRS



Prodrug
Slow activation in circulation
Active

- **Finalizing platform validation**
- Maximize systemic exposure while minimizing CRS
- Heme malignancies and solid tumors with potential expansion to non-oncology

HARPOON Therapeutics
31

Platforms Designed To Address T Cell Engager Associated Toxicities Prodrug administered systemically Active drug formed through local activation at tumor site Active drug has short half-life Prodrug administered systemically Active drug formed systemically, but in a slow, controlled fashion Active drug has long half-life Active drug administered directly Ideal for targets with minimal expression in normal tissues >200x active active active prodrug prodrug Spatial Control Temporal Control TriTAC ProTriTAC TriTAC-XR Constitutive Activity

Harpoon’s First ProTriTAC HPN601 Is Designed to Target EpCAM, Potentially Addressing Large Unmet Medical Need Tumor EpCAM Expression1 (% moderate/high expression by IHC) HPN601 Population2 (estimated annual incidence in USA) Prostate 89 171,000 NSCLC 74 147,000 Breast 46 128,000 Colon 94 99,000 Endometrial 88 58,000 Thyroid 87 46,000 SCLC 75 22,000 Gastric 74 21,000 Ovarian 73 16,000 Esophageal 65 12,000 Neuroendocrine 88 11,000 Gallbladder 66 8,000 Total 729,000 1Based on Spizzo et al., J Clin Pathol, 2011. 2Estimated annual incidence in US, rounded to the nearest 1,000, based on the American Cancer Society’s (ACS) publication, Cancer Facts & Figures 2020, multiplied by the percentage of moderate and high EpCAM expression. The neuroendocrine tumor annual incidence taken from ASCO Cancer.net. Exemplary IHC figures adapted from proteinatlas. EpCAM’s broad tumor expression enables a balance of Fast-to-market vs. large indications PD-1/PD-L1 sensitive vs. insensitive indications Anticipate IND by year end 2022 Colorectal NSCLC

Evidence of TI Expansion for EpCAM-Targeting HPN601: Harpoon's First ProTriTAC Clinical Candidate

Better Efficacy in Rodents

Established Tumor Xenograft Model



Tumor volume, mm^3
800
600
400
200
0
Control
TriTAC
ProTriTAC (HPN601)
5
10
15
20
25
30
Day, post tumor implantation

Both TriTAC and ProTriTAC dosed at 100 µg/kg

Better Safety in Non-Human Primates

Peak Cytokine Levels



Cytokines (pg/ml)
800
600
400
200
0
IL-2
IL-6
IL-10
IFN-g
TriTAC
ProTriTAC (HPN601)

Both TriTAC and ProTriTAC dosed at 30 µg/kg

TI expansion also supported with combined mouse efficacy/toxicity models[1]

HARPOON Therapeutics

1. Lin et al., SITC 2020 presentation

34

Harpoon Is Committed To Developing Next-Generation T Cell Engagers and Expanding Their Therapeutic Applications

- Three T cell engager platforms for different applications

	Solid tumor	Heme	Utility
TriTAC	✓	✓	Most robust platform minimizing off-target toxicities
ProTriTAC	✓		Spatial control of activity to address on-target tissue damage
TriTAC-XR	✓	✓	Temporal control of activity to address on-target CRS

Upcoming platform milestones by the end of 2022:

- ProTriTAC
  - IND for lead ProTriTAC HPN601 (targeting EpCAM)
- TriTAC-XR
  - Nomination of IND candidates

HARPOON Therapeutics

35

Program Status Summary and Conclusions

Summary and Conclusions Clinical progress continues HPN328 and HPN217 rapid dose escalation is driving early clinical activity across a spectrum of heavily pre-treated patients Dose levels reaching thresholds showing activity 2022 will focus on advancing our clinical programs that are demonstrating the differentiating features of our TriTAC technology Advancing our platform technologies New programs moving toward the clinical with our first ProTriTAC platform candidate, HPN601 Continual platform innovations to address a broader range of targets such as TriTAC-XR to focus on the development of targets across both solid and liquid tumors as well as non-oncology indications Future data updates and clinical development activity to be presented at medical and scientific meetings as data develops throughout 2022. An R&D Day for investors is being planned. Strong financial position with $154.2m cash (9/30/21) to fund clinical programs and operations

Advancing T Cell Engager Immunotherapies DECEMBER 13, 2021